UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 20, 2010
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation) Identification Number)	001-14471 (Commission File Number)	52-1574808 (IRS Employer

7720 North Dobson Road Scottsdale, Arizona 85256 (Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Medicis Receives Notice of Allowance for SOLODYN® Patent
On July 20, 2010, Medicis Pharmaceutical Corporation (the “Company”) received a Notice of Allowance issued by the United States Patent and Trademark Office (“USPTO”) for the Company’s United States patent application directed to the use of SOLODYN® (minocycline HCl, USP) Extended Release Tablets in all five currently available dosage forms. The patent application is U.S. Application No. 12/253,845, entitled “Minocycline Oral Dosage Forms For The Treatment of Acne.” The newly allowed claims are directed to methods of treating acne using controlled-release oral dosage forms of minocycline.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicis Pharmaceutical Corporation
Date: July 20, 2010	By:	/s/ Jason D. Hanson
Jason D. Hanson
Executive Vice President, Chief Operating Officer, Acting General Counsel and Corporate Secretary